SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         April 4, 2002
                                                 ---------------------------



                    Federal Agricultural Mortgage Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Federally chartered instrumentality
      of the United States                  0-17440              52-1578738
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State or Other Jurisdiction of            (Commission          (IRS  Employer
       Incorporation                      File Number)       Identification No.)

1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.           20036
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:            (202) 872-7700
--------------------------------------------------------------------------------

                                    No change
                                   ----------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.           Changes in Registrant's Certifying Accountant

     On March 28, 2002, the Federal Agricultural Mortgage Corporation (the "Registrant") determined not to re-engage its independent auditors, Arthur Andersen LLP ("AA"), and selected Deloitte & Touche LLP ("Deloitte") as its new independent auditors. The decision to retain Deloitte and not to re-engage AA was recommended by the Audit Committee of the Board of Directors and was based upon proposals received from four major national accounting firms, including AA. The selection of Deloitte is subject to the completion of Deloitte's customary new client acceptance procedures and to the ratification by the stockholders at the Registrant's Annual Meeting to be held on June 6, 2002.

     The reports of AA on the financial statements of the Registrant for each of the two fiscal years in the period ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to make reference to the adoption of SFAS No. 133, which became effective January 1, 2001. During each of the two fiscal years in the period ended December 31, 2001 and through the date of this Form 8-K/A, there has been no disagreement between the Registrant and AA on any matter of accounting principles or practices, financial statements or disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of AA, would have caused the Registrant to make reference to the subject matter of the disagreement(s) in connection with this report.

     The Registrant did not, during its two most recent fiscal years consult Deloitte regarding either: (i)(a) the application of accounting principles to a specific transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with AA or a "reportable event" (as defined in SEC regulations).

     The client-auditor relationship between the Registrant and AA ceased upon the filing of the Registrant's report on Form 10-K for the period ended December 31, 2001, together with AA's report thereon.

Item 7.           Financial Statements and Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

            16 Letter, dated April 4, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FEDERAL AGRICULTURAL MORTGAGE CORPORATION
                                     (Registrant)


                              By:   /s/ Jerome G. Oslick
                                    ------------------------------
                                    Jerome G. Oslick
                                    Vice President - General Counsel


Date: April 4, 2002

                                  EXHIBIT INDEX



Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

16                      Letter, dated April 4, 2002,
                        from Arthur Andersen LLP to
                        the Securities and Exchange Commission.

                                                                    EXHIBIT 16







April 4, 2002

                                                          703-962-3806

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549




Dear Sir/Madam:

We have read Item 4 included in the Form 8-K/A dated April 4, 2002 of Federal Agricultural Mortgage Corporation filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

ARTHUR ANDERSEN LLP




By
Randall B. Johnston